UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2005

ROHM AND HAAS COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-03507	23-1028370
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania		19106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 592-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2005, following recommendations made by the consultant to the Executive Compensation Committee, the Board of Directors approved the 2006 compensation for non-employee directors under the stockholder approved 2005 Non-Employee Directors' Stock Plan as follows:

All directors $150,000
Audit Committee Chair 25,000
Audit Committee Members 10,000
Chair of Other Committees 15,000

Fifty percent of this compensation is paid in deferred stock units which are paid out in Company stock after the director leaves the Board. Directors may also choose to receive all or part of the remaining fifty percent in deferred stock units.

The Board also approved a transition from a calendar year compensation cycle to a Board service year (May to April) to simplify administration beginning May 2007.

Item 9.01 Financial Statements and Exhibits.

(C) EXHIBITS

EXHIBIT 10.1 Directors' Compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

December 9, 2005	By:	Jacques M. Croisetiere

Name: Jacques M. Croisetiere
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Directors' Compensation